Date: April 8, 2005

To:

Wachovia Bank, National Association, as Trustee for Bayview

Financial Mortgage Pass – Through Certificates, Series 2005-B

Attn: Tom Carr

Facsimile No.: 305.854.3042

From:

IXIS FINANCIAL PRODUCTS INC. (formerly known as CDC FINANCIAL PRODUCTS INC.)

9 West 57th Street, 35th Floor

New York, NY  10019

Facsimile No.:

212.891.0660

Telephone No.:

212.891.6194/1839

RE:  AMENDED SWAP TRANSACTION

 The purpose of this letter (this “Confirmation”) is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below.

The definitions and provisions contained in the terms of paragraph (4) of the International Swap Dealers Association Inc., May 1989 Addendum to Schedule to Interest Rate and Currency Exchange Agreement Interest Rate Caps, Collars and Floors, the 2000 ISDA Definitions (the “Definitions”) and the preprinted form of the 1992 ISDA Master Agreement (Multicurrency-Cross Border) (the “Agreement” also known as the “ISDA Form”) as published by the International Swaps and Derivatives Association, Inc., (“ISDA”) are incorporated into this Confirmation.  Capitalized terms used in this Confirmation have the respective meanings specified in this Confirmation, or elsewhere in the Agreement.  In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern.

This Confirmation will supplement, form a part of and be subject to the Agreement.  All provisions contained in or incorporated by reference in the Agreement will govern this Confirmation except as expressly modified below.  This Confirmation, together with all other documents referring to the ISDA Form (each a “Confirmation”) confirming transactions (each a “Transaction”) entered into between us (notwithstanding anything to the contrary in a Confirmation), shall supplement, form a part of, and be subject to an Agreement in the form of the ISDA Form as if we had executed an agreement in such form (but without any Schedule to the Agreement) on the Trade Date of the first such Transaction between us. Terms defined hereunder will have the meaning specified as if those terms had been defined in the Schedule to the Agreement.

This Confirmation evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to which this Confirmation relates. In the event of any inconsistency between the provisions of the Agreement and this Confirmation, this Confirmation will prevail for purposes of this Swap Transaction.

1.  The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Party A:

IXIS FINANCIAL PRODUCTS INC. (formerly known as CDC FINANCIAL PRODUCTS INC.)

Party B:

Wachovia Bank, National Association, as Trustee for Bayview Financial Mortgage Pass – Through Certificates, Series 2005-B

Our Ref:

168581CF / 168582CF

Type of Transaction:

Rate Cap Corridor

Notional Amount:

Subject to Amortization (see schedule A attached)

Trade Date:

March 31, 2005

Effective Date:

April 28, 2005

Termination Date:

April 28, 2015, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts:

Fixed Rate Payer:

Party B

Fixed Rate Payer Payment Date(s):

April 8, 2005, subject to adjustment in accordance with the Modified Following Business Day Convention.

Fixed Amount:

USD 876,000.00

Floating Amounts I:

Floating Rate Payer I:

Party A

Cap Rate:

See Schedule A attached

Floating Rate Payer I Period End Dates:

The 28th day of each month of each year, commencing May 28, 2005, continuing to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention

Floating Rate Payer I Payment Dates:

One (1) Business Day preceding each Floating Rate Payer Period End Date

Floating Rate for Initial Calculation

Period:

To be determined

Floating Rate Option:

USD-LIBOR-BBA

Designated Maturity:

1 MONTH

Floating Rate Day Count Fraction:

Actual / 360

Reset Dates:

The first Business Day of each Calculation Period

Compounding:

Inapplicable

Business Days:

New York

Floating Amounts II:

Floating Rate Payer II:

Party B

Cap Rate:

11.50%

Floating Rate Payer II

Period End Dates:

The 28th day of each month of each year, commencing May 28, 2008, continuing to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention

Floating Rate Payer II Payment Dates:

One (1) Business Day preceding each Floating Rate Payer Period End Date.

Floating Rate for Initial Calculation

Period:

To be determined

Floating Rate Option:

USD-LIBOR-BBA

Designated Maturity:

1 MONTH

Floating Rate Day Count Fraction:

Actual / 360

Reset Dates:

The first Business Day of each Calculation Period

Compounding:

Inapplicable

Business Days:

New York and London

Collateral Assignment:

Party A consents to a collateral assignment of this Confirmation and the Agreement and agrees to execute separate consents as may be reasonably requested by the parties to such agreements

2. Account Details:

Payments to Party A:

Citibank, New York

ABA #021000089

Account #36216161

A/C IXIS Financial Products Inc.

Payments to Party B:

To be provided

3. Offices:

The Office of Party A for this Transaction is New York

The Office of Party B for this Transaction is Miami, Florida

4. Calculation Agent:

Party A

5. Broker:

None

6. Termination Provisions:

(a)

“Specified Entity” will not apply to Party A and will not apply to Party B.

(b)

Events of Default. For the purposes of Section 5(a) of this Agreement, the following Events of Default shall apply as specified and the definition of “Event of Default” in Section 14 of this Agreement is deemed to be modified accordingly:

(i)

Section 5(a)(i), Failure to Pay or Deliver:

Party A and Party B

(ii)

Section 5(a)(ii), Breach of Agreement:

Party A

(iii)

Section 5(a)(iii), Credit Support Default:

Party A

(iv)

Section 5(a)(iv), Misrepresentation:

Party A

(v)

Section 5(a)(v), Default Under Specified Transaction:

Neither party

(vi)

Section 5(a)(vi), Cross Default:

Neither party

(vii)

Section 5(a)(vii), Bankruptcy:

Party A; and

(viii)

Section 5(a)(viii), Merger Without Assumption:

Party A

(c)

Termination Events. For the purposes of Section 5(b) of this Agreement, the following Termination Events shall apply as specified and the definition of “Termination Event” in Section 14 of this Agreement is deemed to be modified accordingly:

(i)

Section 5(b)(i), Illegality:

Party A

(ii)

Section 5(b)(ii), Tax Event:

Party A

(iii)

Section 5(b)(iii), Tax Event Upon Merger:

Party A

(iv)

Section 5(b)(iv), Credit Event Upon Merger:

Neither party; and

(v)

Section 5(b)(v), Additional Termination Event:

Party A's failure to comply with Section 17 of this Confirmation shall constitute an Additional Termination Event with Party A as the sole Affected Party.

(d)

Payments on Early Termination. For the purposes of Section 6(e) of this Agreement:

(i)

Market Quotation will apply.

(ii)

The Second Method will apply.

(iii)

Set-off will not apply.

(e)

“Termination Currency” means United States Dollars.

7. Tax Representations:

(a)

Jurisdiction of Organization.  For the purposes of Sections 3(e) and (f) of this Agreement, Party A represents that it is a corporation duly organized and validly existing under the laws of the State of Delaware, and Party B represents that it is a business trust duly organized and validly existing under the laws of the State of Delaware.

8. Documents To Be Delivered:

(a)

Evidence of the authority and true signature of signatories of this Agreement, any Credit Support Document and each Confirmation on its behalf.

Party required to deliver:

Party A and Party B

Date by which to be delivered:

Upon execution of this Agreement

Covered by Section 3(d) Representation:

Yes

 (b)

A fully-executed original assignment agreement, if applicable, whereby Party B assigns its position of the Transaction hereunder (“Assignment”), accompanied by any supplemental agreement referenced or incorporated thereof.

Party required to deliver:

Party B

Date by which to be delivered:

Upon execution of said Assignment

Covered by Section 3(d) Representation:

Yes

9. Addresses for Notices: For the purpose of Section 12(a) of this Agreement:

(a)

Address for notices or communications to Party A for all purposes:

Address:

IXIS FINANCIAL PRODUCTS INC. (formerly known as CDC FINANCIAL PRODUCTS INC.)
9 West 57th Street, 36th Floor
New York, NY 10019

Attention: Swaps Administration

Telephone No.:

1 212 891 6298

Facsimile No.:

1 212 891 6290

(b)

Address for notices or communications to Party B for all purposes:

Address:

Bayview Financial

2665 South Bayshore Drive, Suite 301

Miami, Fl 33133

Attention: Brett Evenson

Telephone No.:

305-341-3661

Facsimile No.:

305-854-9511

With copies to:

Address:

Wachovia Bank, National Association

401 South Tryon Street, 12th Floor

Charlotte, North Carolina 28288-1179

Attention: Structured Finance Trust Services, Bayview Series 2005-B

Telephone No.:

704-383-9568

Facsimile No.:

704-383-6039

10. Process Agent:

For the purpose of Section 13(c) of this Agreement, Process Agent is not applicable.

11. Credit Support Document:

Credit Support Document means in relation to Party A and with respect to this Transaction, the guarantee of the obligations of Party A by CDC Finance-CDC IXIS, dated as of July 1, 2001.

12. Credit Support Provider:

Credit Support Provider means in relation to Party A and with respect to this Transaction, CDC Finance-CDC IXIS.

13. Relationship Between the Parties:

Each party will be deemed to represent to the other party that:

(a)

Non-Reliance.  It is acting for its own account, and it has made independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary.  It is not relying on any communication of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. It has not received from the other party any assurance or guarantee as to the expected results of that Transaction.

(b)

Assessment and Understanding.  It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the risks of this Transaction.

(c)

Status of Parties.  The other party is not acting as a fiduciary or an adviser for it in respect of that Transaction.

14. Transfer:

Notwithstanding Section 7 of this Agreement, Party A will not unreasonably withhold or delay its consent to an assignment of the rights and obligations under this Confirmation by Party B.

15. Governing Law:

This Transaction is governed by the laws of the State of New York

16. Waiver of Right to Trial by Jury:

Party A and Party B hereby irrevocably waive any and all right to trial by jury with respect to any legal proceeding arising out of or relating to this Transaction.

17. Additional Provisions:

    (a)

If Party A's unsecured, unsubordinated long term debt obligations or unsecured, unsubordinated short term debt obligation ratings drop below the "Minimum Credit Rating" (as defined below), then Party A should be replaced promptly.  Party A should continue to perform its obligation until a suitable substitute is in place.  The cost to find a substitute should be borne by Party A.  If after 30 days, it still has not found a substitute, and until a replacement is in place, Party A shall post collateral in an amount equal to the following:  the greater of (a) 0.00 and (b) the sum of (i) the mark-to-market of the swap and (ii) the "volatility buffer" multiplied by the notional balance of the swap.  The "volatility buffer" shall be 4.00 percent if Party A's rating is reduced to 'A-2'; 5.00 percent, if Party A's rating is reduced to 'A-3' and 5.75 percent if Party A's rating is reduced to 'BB+' or lower, or in any case, any applicable lower percentage published by S&P at the time of such reduction in rating.  Party A shall complete the replacement process within 30 days after the downgrade occurs.  However, if Party A cannot find a replacement in that time frame and while it continues to look for a replacement, the value of the swap shall be calculated weekly.  If necessary, additional collateral shall be posted at that time.  The weekly mark-to-market valuations can be based on internal marks, although the mark must be verified by an external mark monthly.  The external mark must be obtained by an independent third party, and cannot be verified by the same entity more that four times in any 12 month period, in addition, the external mark-to-market valuations should reflect the higher of two bids from counterparties that would be eligible and willing to provide the swap in the absence of the current provider.  The collateral requirement should be based on the greater of the internal and external marks, and any deficiencies in collateral value must be cured within three days.

"Minimum Credit Rating" means ratings by Fitch, Inc. ("Fitch") of Party A's senior unsecured short-term debt obligations of at least "F1" (if rated by Fitch or, if not rated by Fitch and equivalent rating by another rating agency) and Party A's unsecured long-term debt obligations of at least "A+" (if rated by Fitch or, if not rated by Fitch and equivalent rating by another rating agency), ratings by Moody's Investor Service, Inc of Party A's unsecured short-term debt obligations of at least "P-1" and party A's senior unsecured long-term debt obligations  of at least "A1) and ratings by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. of Party A's senior unsecured short-term debt obligations of at least  "A-1" and Party A's senior unsecured long-term debt obligations of at least "A+".

Additional Termination Event will apply.  If Party A fails to comply with the immediately preceding paragraph, then the Additional Termination Event shall have occurred with respect to Party A and party A shall be sole affected party with respect to such Additional Termination Event.

All collateral should be pledged to the trustee or other independent third party acting as agent for investors.  The collateral should be segregated and pledged under normal International Swaps and Derivatives Association (ISDA) requirements and in the possession of the trustee or some other third party.

(b)

Limitation on Events of Default.  Notwithstanding the terms of Section 5 and 6 of the Agreement, if at any time and so long as Party B has satisfied in full all its payment obligations for the Fixed Rate Payer on the Fixed Rate Payer Payment Date under this Confirmation, unless Party A is required  pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of such payment, (i) the occurrence of an event described in Section 5(a) of the Agreement with respect to Party B shall not constitute an Event of Default  or Potential Event of Default with respect to Party B as Defaulting Party and (ii) Party A shall be entitled to designate an Early Termination Date pursuant to Section 6 of the Agreement only as a result of the occurrence of a Termination Event  set forth in either Section 5(b)(i) or 5(b)(ii) of the Agreement with respect to party A as the Affected Party.

(c)

Amendment, Transfer and Waiver.   This Confirmation may not be amended or transferred by Party A or Party B unless Party B shall have received prior written confirmation from each Rating Agency (as defined in the Pooling and Servicing Agreement) that such amendment or transfer will not cause such Rating Agency  to downgrade, suspend or withdraw its then-current rating on the Certificates.

(d)

Capitalized Terms.  Reference is hereby made to the Pooling and Servicing Agreement,

dated March 1, 2005 (the "Pooling and Servicing Agreement"), among Bayview Financial Securities Company, LLC, as depositor, Well Fargo bank N.A., as master servicer and the Party B, as trustee.  Capitalized terms used but not defined in this Confirmation or the Agreement shall have the respective meanings assigned to such terms in the Pooling and Servicing Agreement.

(e)

Non-Petition:  Party A hereby irrevocably agrees that it will not institute against, or join any other person in instituting against, Party B, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction until one year and one day after the termination of this Confirmation.

Please confirm that the foregoing correctly sets forth the terms of our agreement with respect to the Transaction by signing in the space provided below and sending a copy of the executed Confirmation by telecopier (212.891.0660) to the Operations Department, IXIS FINANCIAL PRODUCTS INC. (formerly known as CDC FINANCIAL PRODUCTS INC.), Attention: Swap Operations. If we do not hear from you within three days of the date hereof, you will be deemed to have consented to the terms set forth herein.

It has been a pleasure working with you on this transaction and we look forward to working with you again in the future.

Sincerely,

IXIS FINANCIAL PRODUCTS INC. (formerly known as CDC FINANCIAL PRODUCTS INC.)

By:  /s/ William Branagh

Name:

William Branagh

Title:

Director

By:   /s/ Dermont O’Brien

Name:

Dermot O'Brien

Title:

Vice President

Confirmed as of the

date first above written:

Wachovia Bank, National Association, as Trustee for Bayview

Financial Mortgage Pass – Through Certificates, Series 2005-B

By:   /s/ Thomas Musarra

Name:  Thomas Musarra

Title:

 Vice President

Schedule A

To a Confirmation between

IXIS Financial Products, Inc. (Party A)

And

Wachovia Bank, National Association, as Trustee for Bayview

Financial Mortgage Pass – Through Certificates, Series 2005-B (Party B)

*All dates are subject to adjustment in accordance with the

Following Business Day Convention

Period	Accrual Period Beg.	Accrual Period End.	Notional	Strike	Corridor
1	4/28/2005	5/28/2005	63,668,912.32	4.50%	N/A
2	5/28/2005	6/28/2005	62,624,641.36	4.50%	N/A
3	6/28/2005	7/28/2005	61,597,498.10	4.50%	N/A
4	7/28/2005	8/28/2005	60,587,201.61	4.50%	N/A
5	8/28/2005	9/28/2005	59,593,475.58	4.50%	N/A
6	9/28/2005	10/28/2005	58,616,048.23	4.50%	N/A
7	10/28/2005	11/28/2005	57,654,652.24	4.50%	N/A
8	11/28/2005	12/28/2005	56,709,024.67	4.50%	N/A
9	12/28/2005	1/28/2006	55,778,906.88	4.50%	N/A
10	1/28/2006	2/28/2006	54,864,044.50	4.50%	N/A
11	2/28/2006	3/28/2006	53,964,187.31	4.50%	N/A
12	3/28/2006	4/28/2006	53,079,089.20	4.50%	N/A
13	4/28/2006	5/28/2006	52,208,508.10	4.50%	N/A
14	5/28/2006	6/28/2006	51,352,205.92	4.50%	N/A
15	6/28/2006	7/28/2006	50,509,948.44	4.50%	N/A
16	7/28/2006	8/28/2006	49,681,505.32	4.50%	N/A
17	8/28/2006	9/28/2006	48,866,649.97	4.50%	N/A
18	9/28/2006	10/28/2006	48,065,159.55	4.50%	N/A
19	10/28/2006	11/28/2006	47,276,814.84	4.50%	N/A
20	11/28/2006	12/28/2006	46,501,400.23	4.50%	N/A
21	12/28/2006	1/28/2007	45,738,703.64	4.50%	N/A
22	1/28/2007	2/28/2007	44,988,516.49	4.50%	N/A
23	2/28/2007	3/28/2007	44,250,633.59	4.50%	N/A
24	3/28/2007	4/28/2007	43,524,853.14	4.50%	N/A
25	4/28/2007	5/28/2007	42,810,976.65	4.50%	N/A
26	5/28/2007	6/28/2007	42,108,808.85	4.50%	N/A
27	6/28/2007	7/28/2007	41,418,157.72	4.50%	N/A
28	7/28/2007	8/28/2007	40,738,834.36	4.50%	N/A
29	8/28/2007	9/28/2007	40,070,652.98	4.50%	N/A
30	9/28/2007	10/28/2007	39,413,430.83	4.50%	N/A
31	10/28/2007	11/28/2007	38,766,988.17	4.50%	N/A
32	11/28/2007	12/28/2007	38,131,148.18	4.50%	N/A
33	12/28/2007	1/28/2008	37,505,736.99	4.50%	N/A
34	1/28/2008	2/28/2008	36,890,583.52	4.50%	N/A
35	2/28/2008	3/28/2008	36,285,519.55	4.50%	N/A
36	3/28/2008	4/28/2008	35,690,379.58	4.50%	N/A
37	4/28/2008	5/28/2008	35,105,000.85	6.50%	11.50%
38	5/28/2008	6/28/2008	34,529,223.26	6.50%	11.50%
39	6/28/2008	7/28/2008	33,962,889.33	6.50%	11.50%
40	7/28/2008	8/28/2008	33,405,844.18	6.50%	11.50%
41	8/28/2008	9/28/2008	32,857,935.44	6.50%	11.50%
42	9/28/2008	10/28/2008	32,319,013.28	6.50%	11.50%
43	10/28/2008	11/28/2008	31,788,930.30	6.50%	11.50%
44	11/28/2008	12/28/2008	31,267,541.51	6.50%	11.50%
45	12/28/2008	1/28/2009	30,754,704.33	6.50%	11.50%
46	1/28/2009	2/28/2009	30,250,278.49	6.50%	11.50%
47	2/28/2009	3/28/2009	29,754,126.03	6.50%	11.50%
48	3/28/2009	4/28/2009	29,266,111.25	6.50%	11.50%
49	4/28/2009	5/28/2009	28,786,100.70	6.50%	11.50%
50	5/28/2009	6/28/2009	28,313,963.07	6.50%	11.50%
51	6/28/2009	7/28/2009	27,849,569.25	6.50%	11.50%
52	7/28/2009	8/28/2009	27,392,792.22	6.50%	11.50%
53	8/28/2009	9/28/2009	26,943,507.06	6.50%	11.50%
54	9/28/2009	10/28/2009	26,501,590.89	6.50%	11.50%
55	10/28/2009	11/28/2009	26,066,922.84	6.50%	11.50%
56	11/28/2009	12/28/2009	25,639,384.04	6.50%	11.50%
57	12/28/2009	1/28/2010	25,218,857.55	6.50%	11.50%
58	1/28/2010	2/28/2010	24,805,228.36	6.50%	11.50%
59	2/28/2010	3/28/2010	24,398,383.34	6.50%	11.50%
60	3/28/2010	4/28/2010	23,998,211.23	6.50%	11.50%
61	4/28/2010	5/28/2010	23,604,602.57	6.50%	11.50%
62	5/28/2010	6/28/2010	23,217,449.72	6.50%	11.50%
63	6/28/2010	7/28/2010	22,836,646.79	6.50%	11.50%
64	7/28/2010	8/28/2010	22,462,089.62	6.50%	11.50%
65	8/28/2010	9/28/2010	22,093,675.79	6.50%	11.50%
66	9/28/2010	10/28/2010	21,731,304.53	6.50%	11.50%
67	10/28/2010	11/28/2010	21,374,876.73	6.50%	11.50%
68	11/28/2010	12/28/2010	21,024,294.91	6.50%	11.50%
69	12/28/2010	1/28/2011	20,679,463.19	6.50%	11.50%
70	1/28/2011	2/28/2011	20,340,287.25	6.50%	11.50%
71	2/28/2011	3/28/2011	20,006,674.34	6.50%	11.50%
72	3/28/2011	4/28/2011	19,678,533.21	6.50%	11.50%
73	4/28/2011	5/28/2011	19,355,774.11	6.50%	11.50%
74	5/28/2011	6/28/2011	19,038,308.77	6.50%	11.50%
75	6/28/2011	7/28/2011	18,726,050.36	6.50%	11.50%
76	7/28/2011	8/28/2011	18,418,913.49	6.50%	11.50%
77	8/28/2011	9/28/2011	18,116,814.15	6.50%	11.50%
78	9/28/2011	10/28/2011	17,819,669.71	6.50%	11.50%
79	10/28/2011	11/28/2011	17,527,398.92	6.50%	11.50%
80	11/28/2011	12/28/2011	17,239,921.83	6.50%	11.50%
81	12/28/2011	1/28/2012	16,957,159.82	6.50%	11.50%
82	1/28/2012	2/28/2012	16,679,035.55	6.50%	11.50%
83	2/28/2012	3/28/2012	16,405,472.96	6.50%	11.50%
84	3/28/2012	4/28/2012	16,136,397.23	6.50%	11.50%
85	4/28/2012	5/28/2012	15,871,734.77	6.50%	11.50%
86	5/28/2012	6/28/2012	15,611,413.19	6.50%	11.50%
87	6/28/2012	7/28/2012	15,355,361.30	6.50%	11.50%
88	7/28/2012	8/28/2012	15,103,509.06	6.50%	11.50%
89	8/28/2012	9/28/2012	14,855,787.60	6.50%	11.50%
90	9/28/2012	10/28/2012	14,612,129.17	6.50%	11.50%
91	10/28/2012	11/28/2012	14,372,467.11	6.50%	11.50%
92	11/28/2012	12/28/2012	14,136,735.90	6.50%	11.50%
93	12/28/2012	1/28/2013	13,904,871.05	6.50%	11.50%
94	1/28/2013	2/28/2013	13,676,809.15	6.50%	11.50%
95	2/28/2013	3/28/2013	13,452,487.83	6.50%	11.50%
96	3/28/2013	4/28/2013	13,231,845.73	6.50%	11.50%
97	4/28/2013	5/28/2013	13,014,822.51	8.50%	11.50%
98	5/28/2013	6/28/2013	12,801,358.82	8.50%	11.50%
99	6/28/2013	7/28/2013	12,591,396.26	8.50%	11.50%
100	7/28/2013	8/28/2013	12,384,877.43	8.50%	11.50%
101	8/28/2013	9/28/2013	12,181,745.83	8.50%	11.50%
102	9/28/2013	10/28/2013	11,981,945.92	8.50%	11.50%
103	10/28/2013	11/28/2013	11,785,423.03	8.50%	11.50%
104	11/28/2013	12/28/2013	11,592,123.44	8.50%	11.50%
105	12/28/2013	1/28/2014	11,401,994.26	8.50%	11.50%
106	1/28/2014	2/28/2014	11,214,983.50	8.50%	11.50%
107	2/28/2014	3/28/2014	11,031,040.02	8.50%	11.50%
108	3/28/2014	4/28/2014	10,850,113.50	8.50%	11.50%
109	4/28/2014	5/28/2014	10,672,154.46	8.50%	11.50%
110	5/28/2014	6/28/2014	10,497,114.23	8.50%	11.50%
111	6/28/2014	7/28/2014	10,324,944.94	8.50%	11.50%
112	7/28/2014	8/28/2014	10,155,599.49	8.50%	11.50%
113	8/28/2014	9/28/2014	9,989,031.58	8.50%	11.50%
114	9/28/2014	10/28/2014	9,825,195.65	8.50%	11.50%
115	10/28/2014	11/28/2014	9,664,046.89	8.50%	11.50%
116	11/28/2014	12/28/2014	9,505,541.22	8.50%	11.50%
117	12/28/2014	1/28/2015	9,349,635.29	8.50%	11.50%
118	1/28/2015	2/28/2015	9,196,286.47	8.50%	11.50%
119	2/28/2015	3/28/2015	9,045,452.81	8.50%	11.50%
120	3/28/2015	4/28/2015	8,897,093.07	8.50%	11.50%